Exhibit 10.37
                               THE PANTRY, INC.

                               SECOND AMENDMENT
                              TO CREDIT AGREEMENT

          This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 27, 1999 and entered into by and among THE PANTRY, INC., a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), FIRST UNION NATIONAL BANK, as administrative agent for Lenders (in such capacity, the "Administrative Agent"), CANADIAN IMPERIAL BANK OF COMMERCE, as syndication agent for Lenders (in such capacity, the "Syndication Agent"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as documentation agent for Lenders (in such capacity, the "Documentation Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of January 28, 1999, by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent, as amended by that certain First Amendment to Credit Agreement dated as of April 30, 1999 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Company desires to borrow, and Lenders desire to lend, tranche C term loans ("Tranche C Term Loans") in an aggregate principal amount of $75,000,000 and Company desires to use the proceeds of such Tranche C Term Loans to (1) voluntarily prepay all Acquisition Term Loans outstanding as of the last funding date of Tranche C Term Loans and to increase the Acquisition Term Loan Commitments by the amount of Acquisition Term Loans so prepaid so as to permit Company to borrow the original $50,000,000 available under the Acquisition Term Loan Commitments after such repayment, and (2) make Permitted Acquisitions during the period from the last funding date of Tranche C Term Loans to the earlier of (x) the date on which Company notifies Administrative Agent that it has applied or will apply all such proceeds to the making of one or more Permitted Acquisitions, (y) the date on which Company elects not to apply such proceeds to the making of Permitted Acquisitions and use such proceeds to prepay the Tranche C Term Loans, or (z) the one-year anniversary of the last funding date of Tranche C Term Loans; and

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) permit the transactions described above, (ii) amend certain of the defined terms contained therein, (iii) amend certain of the financial covenants contained therein and (iv) make certain other amendments as set forth below:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

       1.1  Amendments to Section 1: Provisions Relating to Defined Terms.
            --------------------------------------------------------------

            A. Amendments to Existing Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definitions "Applicable Base Rate Margin", "Applicable Eurodollar Rate Margin", "Class", "Notes", "Pro Rata Share", "Requisite Class Lenders", "Requisite Lenders", "Term Loans" and "Type" in their entirety and substituting the following therefor:

            "`Applicable Base Rate Margin' means, as of any date of determination, the following:

                (x) with respect to Acquisition Term Loans, Tranche A Term Loans and Revolving Loans, 1.50% per annum;

                (y) with respect to Tranche B Term Loans, 2.00% per annum; and

                (z) with respect to Tranche C Term Loans, 2.25% per annum or such higher rate as may be established by Agents in their sole discretion pursuant to arrangements agreed upon by Agents and Company; provided that if a higher rate is established by Agents, such higher
          --------
          rate shall be specified in a written notice from Agents to Company and Lenders.

          `Applicable Eurodollar Margin' means, as of any date of determination, the following:

                (x) with respect to Acquisition Term Loans, Tranche A Term Loans and Revolving Loans, 3.00% per annum;

                (y) with respect to Tranche B Term Loans, 3.50% per annum; and

                (z) with respect to Tranche C Term Loans, 3.75% per annum or such higher rate as may be established by Agents in their sole discretion pursuant to arrangements agreed upon by Agents and Company; provided that if a higher rate is established by Agents, such higher
          --------
          rate shall be specified in a written notice from Agents to Company and Lenders.

          `Class' means, with respect to Lenders, the following five classes of
     Lenders: (i) Lenders having Acquisition Term Loan Exposure, (ii) Lenders having Tranche A Term Loan Exposure, (iii) Lenders having Tranche B Term Loan Exposure, (iv) Lenders having Tranche C Term Loan Exposure, and (v) Lenders having Revolving Loan Exposure.

          `Notes' means one or more of the Acquisition Term Notes, Tranche A Term Notes, Tranche B Term Notes, Tranche C Term Notes, Revolving Notes or Swing Line Note or any combination thereof.

          `Pro Rata Share' means:

               (i) with respect to all payments, computations and other matters relating to the Acquisition Term Loan Commitment or the Acquisition Term Loans of any Lender, the percentage obtained by dividing (x) the Acquisition Term Loan Exposure of that Lender by
          --------                                                       --
          (y) the aggregate Acquisition Term Loan Exposure of all Lenders;

               (ii) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitment or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the
                                                                --------
          Tranche A Term Loan Exposure of that Lender by (y) the aggregate
                                                      --
          Tranche A Term Loan Exposure of all Lenders;

               (iii) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitment or the Tranche B Term Loan of any Lender, the percentage obtained by dividing (x) the
                                                                --------
          Tranche B Term Loan Exposure of that Lender by (y) the aggregate
                                                      --
          Tranche B Term Loan Exposure of all Lenders;

               (iv) with respect to all payments, computations and other matters relating to the Tranche C Term Loan Commitment or the Tranche C Term Loan of any Lender, the percentage obtained by dividing (x) the
                                                                --------
          Tranche C Term Loan Exposure of that Lender by (y) the aggregate
                                                      --
          Tranche C Term Loan Exposure of all Lenders;

               (v) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the
          --------                                                --
          aggregate Revolving Loan Exposure of all Lenders; and

               (vi) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Acquisition Term
                                 --------
          Loan Exposure of that Lender plus the Tranche A Term Loan Exposure of
                                       ----
          that Lender plus the Tranche B Term Loan Exposure of that Lender plus
                      ----                                                 ----
          the Tranche C Term Loan Exposure of that Lender plus the Revolving
                                                          ----
          Loan Exposure of that Lender by (y) the sum of the aggregate
                                       --
          Acquisition Term Loan Exposure of all Lenders plus the aggregate
                                                        ----
          Tranche A Term Loan Exposure of all Lenders plus the aggregate Tranche
                                                      ----
          B Term Loan Exposure of all Lenders plus the aggregate Tranche C Term
                                              ----
          Loan Exposure of all Lenders plus the aggregate Revolving Loan
                                       ----
          Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1.

          The Pro Rata Share of each Lender for purposes of each of clauses (i),
     (ii), (iii), (iv), (v) and (vi) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto (as amended
                                         ------------
     on the Second Amendment Effective Date).

          `Requisite Class Lenders' means, at any time:

          (i) for Class Lenders having Acquisition Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Acquisition Term Loan Exposure of all Lenders;

          (ii) for Class Lenders having Tranche A Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Tranche A Term Loan Exposure of all Lenders;

          (iii) for Class Lenders having Tranche B Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Tranche B Term Loan Exposure of all Lenders;

          (iv) for Class Lenders having Tranche C Term Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Tranche C Term Loan Exposure of all Lenders; and

          (v) for Class Lenders having Revolving Loan Exposure, Lenders having or holding 66-2/3% of the aggregate Revolving Loan Exposure of all Lenders.

          `Requisite Lenders' means Lenders having or holding more than 50% of the sum of the aggregate Acquisition Term Loan Exposure of all Lenders, the aggregate Tranche A Term Loan Exposure of all Lenders, the aggregate Tranche B Term Loan Exposure of all Lenders, the aggregate Tranche C Term Loan Exposure of all Lenders and the aggregate Revolving Loan Exposure of all Lenders.

          `Term Loans' means the Acquisition Term Loans, Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans or any combination thereof.

          `Type' means (i) with respect to a Loan, a Term Loan, a Revolving Loan or a Swing Line Loan (each of which is a 'Type' of Loan) and (ii) with respect to a Term Loan, an Acquisition Term Loan, a Tranche A Term Loan, a Tranche B Term Loan or a Tranche C Term Loan (each of which is a 'Type' of Term Loan)."

          B. Addition of New Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "`Final Tranche C Term Loan Funding Date' means the earlier to occur of (x) the Tranche C Term Loan Funding Date on which all remaining available Tranche C Term Loans are borrowed by Company, or (y) the fourth Tranche C Term Loan Funding Date; provided, however, that the Final Tranche
                                       --------  -------
     C Term Loan Funding Date shall be no later than November 30, 1999.

          `Retained Tranche C Term Loan Proceeds' has the meaning assigned to that term in subsection 6.12.

          `Second Amendment Effective Date' means the date on which that certain Second Amendment to Credit Agreement dated as of October 27, 1999 by and among Company, Lenders, Administrative Agent, Syndication Agent and Documentation Agent becomes effective in accordance with its terms.

          `Tranche C Term Loan Commitment' means the commitment of a Lender to make a Tranche C Term Loan to Company pursuant to subsection 2.1A(iii-b), and 'Tranche C Term Loan Commitments' means such commitments of all Lenders in the aggregate.

          `Tranche C Term Loan Exposure' means, with respect to any Lender as of any date of determination (i) prior to the termination of all of the Tranche C Term Loan Commitments, the sum of (a) that Lender's Tranche C Term Loan Commitment plus (b) the aggregate outstanding principal amount of
                          ----
     the Tranche C Term Loan of the Lender and (ii) after the termination of the Tranche C Term Loan Commitments, the aggregate outstanding principal amount of the Tranche C Term Loan of the Lender.

          `Tranche C Term Loan Funding Date' means the date of a funding of a Tranche C Term Loan; provided that there shall be (i) no more than four (4)
                          --------
     Tranche C Term Loan Funding Dates and (ii) no Tranche C Term Loan Funding Date after the Final Tranche C Term Loan Funding Date.

          `Tranche C Term Loan Proceeds Certification Date' means the earlier to occur of the following:

               (1) the date on which Company delivers an Officers' Certificate to Administrative Agent certifying that Company has applied or will apply, together with the proceeds of any requested borrowing of Acquisition Term Loans, all of the Retained Tranche C Term Loan Proceeds to the making of one or more Permitted Acquisitions; or

               (2) the date on which Company (x) delivers an Officers' Certificate to Administrative Agent certifying that Company has elected not to apply any unutilized Retained Tranche C Term Loan Proceeds to the making of any Permitted Acquisitions and summarizing in reasonable detail the uses of the Retained Tranche C Term Loan Proceeds during the period prior to such date of delivery of such Officers' Certificate and the amount of any unutilized Retained Tranche C Term Loan Proceeds as of such date, and (y) prepays the Tranche C Term Loans as required pursuant to subsection 6.12; or

               (3) the date which is the one-year anniversary of the Final Tranche C Term Loan Funding Date and on which Company (x) delivers an Officers' Certificate summarizing in reasonable detail the uses of the Retained Tranche C Term Loan Proceeds during the prior one-year period and the amount of any unutilized Retained Tranche C Term Loan Proceeds as of such date, and (y) prepays the Tranche C Term Loans or delivers the Officers' Certificate with respect to the Committed Acquisition (as defined in subsection 6.12), in each case as required pursuant to subsection 6.12.

          `Tranche C Term Loans' means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii-b).

          `Tranche C Term Notes' means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i)(d) on the Second Amendment Effective Date and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche C Term Loan Commitments or Tranche C Term Loans of any Lenders, in each case substantially in the form of Exhibit VI-B annexed hereto, as they
                                            ------------
     may be amended, supplemented or otherwise modified from time to time."

     1.2  Amendments to Section 2: Amounts and Terms of Commitments and Loans.
          -------------------------------------------------------------------

          A. Commitments. Subsection 2.1A of the Credit Agreement is hereby amended by deleting in its entirety the reference to "subsections 2.1A(i), 2.1A(ii), 2.1A(iii) and/or 2.1A(iv)" set forth in the introductory paragraph contained therein and substituting "subsections 2.1A(i), 2.1A(ii), 2.1A(iii), 2.1A(iii-b) and/or 2.1A(iv)" therefor.

          B. Acquisition Term Loans. Subsection 2.1A(i) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(i) Acquisition Term Loans.  Subject to the provisions set forth in
               ----------------------
     subsection 7.7(vi), each Lender having an Acquisition Term Loan Commitment severally agrees to lend to Company from time to time (x) during the period from and after the Second Amendment Effective Date to but excluding the Final Tranche C Term Loan Funding Date and (y) during the period from and after the Tranche C Term Loan Proceeds Certification Date to but excluding the Acquisition Term Loan Commitment Termination Date, an amount not exceeding its Pro Rata Share of the aggregate amount of the Acquisition Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Acquisition Term Loan Commitment as of the Second Amendment Effective Date is set forth opposite its name on
     Schedule 2.1 annexed hereto (as amended on the Second Amendment Effective
     ------------
     Date) and the aggregate amount of the Acquisition Term Loan Commitments as of the Second Amendment Effective Date is $38,000,000 and, in the event that Company voluntarily prepays all of the Acquisition Term Loans outstanding immediately prior to the Final Tranche C Term Loan Funding Date from the Retained Tranche C Term Loan Proceeds pursuant to subsection 2.4B(i), the amount of each Lender's Acquisition Term Loan Commitment as of the Final Tranche C Term Loan Funding Date shall be set forth opposite its name on a revised Schedule 2.1 to be delivered by Administrative Agent to
                       ------------
     Company and Lenders, and the aggregate amount of the Acquisition Term Loan Commitments as of the Final Tranche C Term Loan Funding Date shall be $50,000,000; provided that the Acquisition Term Loan Commitments of Lenders
                  --------
     shall be adjusted to give effect to any assignments of the Acquisition Term Loan Commitments pursuant to subsection 10.1B; and provided, further that
                                                        --------  -------
     the amount of the Acquisition Term Loan

     Commitment of any Lender shall be reduced from time to time by the amount of any Acquisition Term Loan made by such Lender and shall be further reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Acquisition Term Loan Commitment shall expire on the Acquisition Term Loan Commitment Termination Date and all outstanding Acquisition Term Loans on such date shall be repaid in accordance with subsection 2.4A. Except as otherwise provided in this subsection 2.1A(i) with respect to the reinstatement of Acquisition Term Loan Commitments in an aggregate amount of $50,000,000 upon the prepayment of outstanding Acquisition Term Loans from the Retained Tranche C Term Loan Proceeds, amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed."

          C. Tranche C Term Loans. Subsection 2.1A of the Credit Agreement is hereby further amended by adding the following as a new subsection 2.1A(iii-b) immediately after subsection 2.1A(iii):

          "(iii-b) Tranche C Term Loans.  Each Lender having a Tranche C Term
                   --------------------
     Loan Commitment severally agrees to lend to Company on each Tranche C Term Loan Funding Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche C Term Loan Commitments to be used for the purposes identified in subsection 2.5B; provided, however, that the
                                                 --------  -------
     aggregate principal amount of Tranche C Term Loans made prior to the Final Tranche C Term Loan Funding Date shall not exceed $50,000,000. The amount of each Lender's Tranche C Term Loan Commitment as of the Second Amendment Effective Date is set forth opposite its name on Schedule 2.1 annexed
                                                      ------------
     hereto (as amended on the Second Amendment Effective Date) and the aggregate amount of the Tranche C Term Loan Commitments as of the Second Amendment Effective Date is $75,000,000; provided that the Tranche C Term
                                              --------
     Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche C Term Loan Commitments pursuant to subsection 10.1B. The Tranche C Term Loan Commitment of each Lender having a Tranche C Term Loan Commitment (i) shall be reduced by an amount equal to the principal amount of the Tranche C Term Loan made by such Lender on each Tranche C Term Loan Funding Date, immediately after giving effect thereto, and (ii) to the extent unused, shall expire on the close of business on November 30, 1999. Amounts borrowed under this subsection 2.1A(iii-b) and subsequently repaid or prepaid may not be reborrowed."

          D. The Register. Subsection 2.1D of the Credit Agreement is hereby amended by deleting subsections 2.1D(ii) and 2.1D(iii) in their entirety and substituting the following therefor:

          "(ii)    Administrative Agent shall record in the Register the
     Acquisition Term Loan Commitment, Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Tranche C Term Loan Commitment and Revolving Loan Commitment and the Acquisition Term Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Revolving Loans from time to time of each Lender, the Swing Line Loan Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Acquisition

     Term Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to
                                                     --------
     make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans.

          (iii) Each Lender shall record on its internal records (including the Notes held by such Lender) the amount of any Acquisition Term Loan, Tranche A Term Loan, Tranche B Term Loan, Tranche C Term Loan and Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided
                                                                        --------
     failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans; and provided, further that in the event of
                                          --------  -------
     any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern absent manifest error."

          E. Notes. Subsection 2.1E of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "E.      Notes. Company shall execute and deliver on the Effective
     Date, First Amendment Effective Date and/or Second Amendment Effective Date, as the case may be, (i) to each Lender having a Commitment for that Type of Loan (or to Administrative Agent for that Lender) (a) an Acquisition Term Note substantially in the form of Exhibit IV annexed
                                                        ----------
     hereto to evidence that Lender's Acquisition Term Loans, in the principal amount of that Lender's Acquisition Term Loan Commitment and with other appropriate insertions, (b) a Tranche A Term Note substantially in the form of Exhibit V annexed hereto to evidence that Lender's Tranche A Term Loan,
        ------- -
     in the principal amount of that Lender's Tranche A Term Loan Commitment and with other appropriate insertions, (c) a Tranche B Term Note substantially in the form of Exhibit VI annexed hereto to evidence that Lender's Tranche
                    ----------
     B Term Loan, in the principal amount of that Lender's Tranche B Term Loan Commitment and with other appropriate insertions, (d) a Tranche C Term Note substantially in the form of Exhibit VI-B annexed hereto to evidence that
                                  ------------
     Lender's Tranche C Term Loan, in the principal amount of that Lender's Tranche C Term Loan Commitment and with other appropriate insertions, and
     (e) a Revolving Note substantially in the form of Exhibit VII annexed
                                                       -----------
     hereto to evidence that Lender's Revolving Loans, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions, and (ii) to Swing Line Lender (or to Administrative Agent for Swing Line Lender) a Swing Line Note substantially in the form of Exhibit
                                                                       -------
     VIII annexed hereto to evidence Swing Line Lender's Swing Line Loans, in
     ----
     the principal amount of the Swing Line Loan Commitment and with other appropriate insertions."

          F. Interest Periods. Subsection 2.2B is hereby amended as follows:

          (1) by deleting the introductory paragraph of subsection 2.2B in its entirety and substituting the following therefor:

          "B.      Interest Periods. In connection with each Eurodollar Rate
     Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period, or, subject to the limitations set forth in clause (ix) below, a one, two or three week period (such one, two or three week period being a "Special Interest Period"); provided that:";
                                 --------

          (2) by deleting subsection 2.2B(v) in its entirety and substituting the following therefor:

          "(v)     no Interest Period with respect to any portion of the
     Acquisition Term Loans shall extend beyond January 31, 2004, no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond January 31, 2004, no Interest Period with respect to any portion of the Tranche B Term Loans shall extend beyond January 31, 2006, no Interest Period with respect to any portion of the Tranche C Term Loans shall extend beyond July 31, 2006 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;";

          (3) by deleting the reference to "and" immediately following subsection 2.2B(vii);

          (4) by deleting the "." at the end of subsection 2.2B(viii) and substituting "; and" therefor; and

          (5) adding the following as a new subsection 2.2B(ix) immediately following subsection 2.2B(viii):

          "(ix)    during the 120 day period after the Second Amendment
     Effective Date (or such shorter period as may be established by Agents in their sole discretion), Company shall select, at the direction of Agents, either a Special Interest Period or an Interest Period of one month with respect to Tranche C Term Loans that are Eurodollar Rate Loans."

          G. Fees. Subsection 2.3 of the Credit Agreement is hereby amended by (i) renumbering subsection 2.3C as 2.3D and (ii) adding as a new subsection 2.3C immediately after subsection 2.3B the following:

          "C.     Tranche C Term Loan Commitments. Company agrees to pay to
     Administrative Agent, for distribution to each Tranche C Term Loan Lender in proportion to that Tranche C Term Loan Lender's Pro Rata Share of the Tranche C Term Loan Commitments, commitment fees for the period from and including the Second Amendment Effective Date to and excluding the Final Tranche C Term Loan Funding Date (or, if earlier, the date of termination of the Tranche C Term Loan Commitments in their entirety) equal to (x) the aggregate original principal amount of the Tranche C Term Loan Commitments over the aggregate principal amount of outstanding Tranche C Term Loans multiplied by (y) 0.50% per annum, such commitment fees to be calculated on
     -------------
     the
     basis of a 360-day year and the actual number of days elapsed and to be payable on the Final Tranche C Term Loan Funding Date."

          H. Scheduled Payments of Tranche C Term Loans. Subsection 2.4A of the Credit Agreement is hereby amended by adding the following new subsection 2.4A(iv) immediately after subsection 2.4A(iii):

          "(iv)    Scheduled Payments of Tranche C Term Loans.  Company shall
                   ------------------------------------------
     make principal payments on the Tranche C Term Loans in installments on the dates and in the amounts set forth below:

                                                   Scheduled Repayment of
                                                    Tranche C Term Loans
                                                   ----------------------
                     Date
                     ----
               January 31, 2000                         $   187,500
               April 30, 2000                           $   187,500
               July 31, 2000                            $   187,500
               October 31, 2000                         $   187,500

               January 31, 2001                         $   187,500
               April 30, 2001                           $   187,500
               July 31, 2001                            $   187,500
               October 31, 2001                         $   187,500

               January 31, 2002                         $   187,500
               April 30, 2002                           $   187,500
               July 31, 2002                            $   187,500
               October 31, 2002                         $   187,500

               January 31, 2003                         $   187,500
               April 30, 2003                           $   187,500
               July 31, 2003                            $   187,500
               October 31, 2003                         $   187,500

               January 31, 2004                         $   187,500
               April 30, 2004                           $   187,500
               July 31, 2004                            $   187,500
               October 31, 2004                         $   187,500

               January 31, 2005                         $   187,500
               April 30, 2005                           $   187,500
               July 31, 2005                            $   187,500
               October 31, 2005                         $   187,500

               January 31, 2006                         $   187,500
               April 30, 2006                           $35,156,250
               July 31, 2006                            $35,156,250
                                                        -----------
                                                        $75,000,000


     ; provided that the scheduled installments of principal of the Tranche C
       --------
     Term Loans shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche C Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche C Term Loans and all other
                   --------  -------
     amounts owed hereunder with respect to the Tranche C Term Loans shall be paid in full no later than July 31, 2006, and the final installment payable by Company in respect of the Tranche C Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche C Term Loans."

          I. Mandatory Prepayments and Reductions in Commitments. Subsection 2.4B(iii) is hereby amended by adding the following as a new subsection 2.4B(iii)(g) immediately after subsection 2.4B(iii)(f):

          "(g)     Certain Prepayments of Tranche C Term Loans.  Company shall
                   -------------------------------------------
     prepay the Tranche C Term Loans at the times and in the amounts required by subsection 6.12."

          J. Application of Prepayments. Subsections 2.4B(iv)(a) and 2.4B(iv)(b) of the Credit Agreement are hereby amended by deleting each such subsection in its entirety and substituting the following therefor:

          "(a)     Application of Voluntary Prepayments by Type of Loans and
                   ---------------------------------------------------------
     Order of Maturity.  Any voluntary prepayments pursuant to subsection
     -----------------
     2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that (i) any voluntary prepayments of any Tranche A
                    --------
     Term Loan, Tranche B Term Loan or Tranche C Term Loan shall be applied ratably to the Tranche A Term Loans, Tranche B Term Loans and the Tranche C Term Loans and shall be applied to the scheduled installments thereof in the inverse order of maturity; (ii) any voluntary prepayments of the Acquisition Term Loans shall be applied first in forward order of maturity to reduce scheduled installments thereof due in the next succeeding twelve months and thereafter shall be applied to the scheduled installments thereof in the inverse order of maturity; and (iii) in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line
                                      -----
     Loans to the full extent thereof, second to repay the outstanding Revolving
                                       ------
     Loans to the full extent thereof; third to repay outstanding Acquisition
                                       -----
     Term Loans to the full extent thereof; and fourth to repay outstanding
                                                ------
     Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans to the full extent thereof.

          (b)      Application of Mandatory Prepayments by Type of Loans.  Any
                   -----------------------------------------------------
     amount (the "Applied Amount") required to be applied as a mandatory prepayment of (x) the Loans and/or a reduction of the Revolving Loan Commitments and/or the Acquisition

     Term Loan Commitments pursuant to subsections 2.4B(iii)(a)-(d) shall be applied first to the ratable prepayment of the Tranche A Term Loans,
             -----
     Tranche B Term Loans and the Tranche C Term Loans to the full extent thereof, second, to the extent of any remaining portion of the Applied
              ------
     Amount, to the prepayment of the Acquisition Term Loans to the full extent thereof, and third, to the extent of any remaining portion of the Applied
                  -----
     Amount, to the prepayment of the Revolving Loans and to permanently reduce the Revolving Loan Commitment to the full extent thereof, or (y) the Tranche C Term Loans pursuant to subsection 6.12 shall be applied to the prepayment of the Tranche C Term Loans to the full extent thereof; provided
                                                                        --------
     that the Company may elect to offer the Lenders with Tranche B Term Loans and/or Tranche C Term Loans outstanding the opportunity to waive the right to receive the amount of such mandatory prepayment, and if any such Lender so elects, 100% of the amount that would otherwise have been applied as a mandatory prepayment of such Lender's Tranche B Term Loan and/or Tranche C Term Loan shall be applied to the prepayment of the Tranche A Term Loans."

          K. Use of Proceeds. Subsection 2.5B of the Credit Agreement is hereby amended by adding the following immediately at the end thereof:

          "The proceeds of the Tranche C Term Loans shall be applied by Company exclusively (1) to prepay outstanding Acquisition Term Loans pursuant to subsection 2.4B(i) and outstanding Tranche C Term Loans pursuant to subsection 6.12, (2) to make Permitted Acquisitions pursuant to subsection 7.7(vi), and (3) to repay outstanding Revolving Loans and for working capital and general corporate purposes in an aggregate principal amount not to exceed $6,000,000."

     1.3  Amendments to Section 4:  Conditions to Loans and Letters of Credit.
          -------------------------------------------------------------------

          Section 4 of the Credit Agreement is hereby amended by adding the following as a new subsection 4.4 immediately after subsection 4.3:

     "4.4 Conditions to Tranche C Loans.
          -----------------------------

                   The obligations of Lenders to make Tranche C Term Loans on each Tranche C Term Loan Funding Date are, in addition to the conditions precedent specified in subsection 4.2, subject to the further condition precedent that, on or before such Tranche C Term Loan Funding Date, Administrative Agent shall have received an Officers' Certificate of Company to the effect that, as of such Tranche C Term Loan Funding Date, the Consolidated Fixed Charge Coverage Ratio (as defined in the Senior Subordinated Note Indenture) is at least 2.0 to 1.0, which certificate shall include a calculation of such Fixed Charge Coverage Ratio establishing that Company and its Subsidiaries may incur the Indebtedness evidenced by the Tranche C Term Loans to be made on such Tranche C Term Loan Funding Date hereunder under the terms of the Senior Subordinated Note Indenture."

     1.4  Amendments to Section 6:  Company's Affirmative Covenants.
          ---------------------------------------------------------

          A. Financial Statements and Other Reports. Subsection 6.1 of the Credit Agreement is hereby amended by deleting clause (xix) of such subsection
6.1 in its entirety and substituting the following therefor:

               "(xix)  Retained Tranche C Term Loan Proceeds Certificate: on the
               -------------------------------------------------
     applicable Tranche C Term Loan Proceeds Certification Date, the Officers' Certificate required to be delivered to Administrative Agent pursuant to subsection 6.12; and"

          B. Matters Relating to Additional Real Property Collateral. Subsection 6.9 of the Credit Agreement is hereby amended by (i) deleting the third reference to "Administrative Agent" in the introductory paragraph of subsection 6.9A and substituting "Agents" therefor, (ii) deleting each reference to "270" in the introductory paragraph of subsection 6.9A and substituting "180" therefor, and (iii) adding the following as a new subsection 6.9C and as a new subsection 6.9D immediately after subsection 6.9B:

          "C. With respect to each Mortgage existing as of the Second Amendment Effective Date encumbering the Real Property Assets of Company or any Subsidiary Guarantor (the "Existing Mortgages"), Company and each such Subsidiary Guarantor shall deliver to Administrative Agent (i) fully executed and notarized counterparts or amendments to such Existing Mortgages, in each case in form and substance satisfactory to Administrative Agent and its counsel, together with evidence that such counterparts or such amendments to Mortgages have been duly recorded in all appropriate places in all applicable jurisdictions to the extent necessary or desirable, in the judgment of Administrative Agent, so as to effectively continue the perfection of the First Priority Lien of such Existing Mortgages on such Real Property Assets, subject only to Permitted Encumbrances, and (ii) such other documents and instruments that Administrative Agent reasonably deems necessary or desirable to perfect or to continue the perfection of the First Priority Liens created by the Existing Mortgages. With respect to 50% of the Existing Mortgages, Company shall deliver such counterparts, amendments, evidence and other documents and instruments and otherwise comply with this subsection 6.9C within sixty
     (60) days after the Second Amendment Effective Date, and with respect to the remaining 50% of the Existing Mortgages, Company shall deliver such counterparts, amendments, evidence and other documents and instruments and otherwise comply with this subsection 6.9C within ninety (90) days after the Second Amendment Effective Date.

          D. With respect to each Real Property Asset of Company or any Subsidiary Guarantor existing as of the Second Amendment Effective Date in which Company or such Subsidiary Guarantor has a fee interest and which is not subject to an Existing Mortgage (each an "Unencumbered Property" and collectively the "Unencumbered Properties"), each such Unencumbered Property (other than any such Unencumbered Property the encumbrancing of which requires the consent of any applicable then-existing senior lienholder, where Company and its Subsidiaries are unable to obtain such senior lienholder's consent) is deemed to be an Additional Mortgaged Property and Company and each such Subsidiary Guarantor shall (x) execute and deliver each of the documents and instruments required to be executed and delivered under subsection 6.9A, including without limitation Additional Mortgages, legal opinions, Additional Mortgage Policies and title reports, and (y) perform all other actions required to be performed under subsection 6.9A, including without limitation the recordation of such Additional Mortgages, and otherwise satisfy all other requirements set forth in subsection 6.9A. With respect to 50% of the Unencumbered Properties, Company shall execute and deliver such documents and instruments and perform all other actions, in each case required by subsection 6.9A, within sixty (60) days after the Second Amendment Effective Date, and with respect to the remaining 50% of the Unencumbered Properties, Company shall execute and deliver such documents and instruments and perform all other actions, in each case required by subsection 6.9A, within ninety (90) days after the Second Amendment Effective Date."

          C. Retained Tranche C Term Loan Proceeds. Section 6 of the Credit Agreement is hereby amended by adding the following as a new subsection 6.12 immediately after subsection 6.11:

     "6.12  Retained Tranche C Term Loan Proceeds.
            -------------------------------------

               All of the proceeds of the Tranche C Term Loans (the "Retained Tranche C Term Loan Proceeds") shall be retained for the exclusive purposes set forth in subsection 2.5B and, pending the application of such Retained Tranche C Term Loan Proceeds, such proceeds shall be held in an interest bearing blocked account (the "Tranche C Blocked Account") with Administrative Agent. The Retained Tranche C Term Loan Proceeds shall only be released by Administrative Agent (i) upon delivery by Company of an Officers' Certificate to Administrative Agent certifying that the amount of the Retained Tranche C Term Loan Proceeds specified in such Officers' Certificate will be applied by Company, immediately upon such release, to the making of one or more Permitted Acquisitions and/or the prepayment of Acquisition Term Loans, Tranche C Term Loans and/or Revolving Loans, in each case to the extent permitted under subsection 2.5B, or (ii) on the Tranche C Term Loan Certification Date; provided that in the event Company
                                             --------
     delivers the Officers' Certificate described in either clause (2) or clause
     (3) of the definition of 'Tranche C Term Loan Certification Date', on the date of such delivery of such Officers' Certificate, Company shall prepay the Tranche C Term Loans in an aggregate amount equal to the unused portion of such Retained Tranche C Term Loan Proceeds; provided, however, that in
                                                    --------  -------
     the event that on the one-year anniversary of the Final Tranche C Term Loan Funding Date (x) Company has entered into a binding, written letter of intent, commitment or other similar agreement, which letter, commitment or agreement has been delivered to Agents and shall be satisfactory to Agents, with respect to one or more Permitted Acquisitions (the "Committed Acquisition") and (y) Company delivers to Administrative Agent an Officers' Certificate certifying that Company will apply the amount of the Retained Tranche C Term Loan Proceeds specified in such Officers' Certificate, immediately upon consummation of such Committed Acquisition, to the making of such Committed Acquisition, then such amount of Retained Tranche C Term Loan Proceeds shall not be required to be repaid pursuant to the immediately preceding proviso and such proceeds may be retained in the Tranche C Blocked Account pending application of such proceeds; provided,
                                                                     --------
     however, that if such Committed Acquisition is not consummated, then
     -------
     Company shall prepay the Tranche C

     Term Loans in an aggregate amount equal to such unused portion of such Retained Tranche C Term Loan Proceeds."

     1.4    Amendments to Section 7: Company's Negative Covenants.
            -----------------------------------------------------

            Subsection 7.8 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting the following therefor:

                     "Period                     Maximum Consolidated
                      ------
                                                 Capital Expenditures
                                                 --------------------
     Fiscal Year 1999                                  $ 46,000,000

     Fiscal Year 2000 and each                         $ 43,000,000"
      Fiscal Year thereafter

     1.5    Substitution of Schedules.
            -------------------------

            A.   Schedule 2.1. Schedule 2.1 to the Credit Agreement is hereby
                               ------------
amended by deleting said Schedule 2.1 in its entirety and substituting in place
                         ------------
thereof a new Schedule 2.1 in the form of Annex A annexed hereto.
              ------------                -------

            B.   Schedule 5.5. Schedule 5.5 to the Credit Agreement is hereby
                               ------------
amended by deleting said Schedule 5.5 in its entirety and substituting in place
                         ------------
thereof a new Schedule 5.5 in the form of Annex B annexed hereto, which new
              ------------                -------
Schedule 5.5 shall identify, in addition to the matters required under subsection 5.5 of the Credit Agreement, whether each Real Property Asset of Company and its Subsidiaries is a fee property or a leasehold property and whether such Real Property Asset that is a fee property is or will be subject to a Mortgage.

     1.6    Amendments to Exhibits.
            ----------------------

            A.   Notice of Borrowing.  Exhibit I to the Credit Agreement is
                                       ---------
hereby amended by deleting it in its entirety and substituting therefor a new
Exhibit I in the form of Annex C annexed hereto.
---------                -------

            B.   Notice of Continuation/Conversion.  Exhibit II to the Credit
                                                     ----------
Agreement is hereby amended by deleting it in its entirety and substituting therefor a new Exhibit II in the form of Annex D annexed hereto.
               ----------                -------

            C. Form of Tranche C Term Note. The Exhibits to the Credit Agreement are hereby amended by adding a new Exhibit VI-B in the form of Annex E
                                             ------------                -------
annexed hereto.

Section 2.  CONDITIONS TO EFFECTIVENESS

            Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions, which shall be specified in a written notice from Administrative Agent to Company and Lenders, being referred to herein as the "Second Amendment Effective Date"):

          A. Company Documents. On or before the Second Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Second Amendment Effective Date:

          1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment and the Tranche C Term Notes (the "Tranche C Term Notes"), substantially in the form of Annex
                                                                          -----
    E annexed hereto, drawn to the order of each applicable Lender and with
    -
    appropriate insertions, such resolutions certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          2. Signature and incumbency certificates of its officers executing this Amendment and the Tranche C Term Notes; and

          3.   Executed copies of this Amendment and the Tranche C Term Notes.

          B. Execution of Amendment by Lenders. On or before the Second Amendment Effective Date, Requisite Lenders and all Lenders having Acquisition Term Loan Exposure shall have executed and delivered copies of this Amendment to Administrative Agent.

          C. Legal Opinions. On or before the Second Amendment Effective Date, Lenders shall have received originally executed copies of one or more favorable written opinions of counsel for Company, substantially in the form of Annex F annexed hereto, dated as of the Second Amendment Effective Date, and as
-------
to such other matters as Administrative Agent acting on behalf of Lenders may reasonable request.

          D. Financial Statements. On or before the Second Amendment Effective Date, Administrative Agent and Lenders shall have received (1) pro forma internal financial statements of Company and its Subsidiaries for the Fiscal Year ended September 30, 1999, consisting of balance sheets and the related consolidated and consolidating statements of income, stockholders' equity and cash flows for such period, prepared in accordance with GAAP and in reasonable detail and certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the date indicated and the results of their operations and their cash flows for the period indicated, subject to changes resulting from audit and normal year-end adjustments and (2) projected consolidated and consolidating financial statements of Company and its Subsidiaries for the five-Fiscal Year period after October 1, 1999, consisting of consolidated and consolidating balance sheets and the related consolidated and consolidating statements of income, shareholders' equity and cash flows, which projected financial statements shall be in form and substance satisfactory to Administrative Agent.

          E. Fees. On or before the Second Amendment Effective Date, Company shall pay (x) to each Lender which executes and delivers this Amendment on or before the Second Amendment Effective Date an amendment fee equal to 0.200% of the sum of such Lender's Tranche A Term Loan Exposure, Tranche B Term Loan Exposure, Acquisition Term

Loan Exposure and Revolving Loan Exposure, all such amendment fees to be paid to Administrative Agent for distribution to Lenders, and (y) to each Agent such fees as set forth in that certain fee letter dated as of the date hereof by and among Agents and Company.

            F. Other Proceedings. On or before the Second Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, shall be reasonably satisfactory in form and substance to Agents, and Agents shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

Section 4.  COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

            A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Tranche C Term Notes and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the Tranche C Term Notes.

            B. Authorization of Agreements. The execution and delivery of this Amendment and the Tranche C Term Notes, the performance of the Amended Agreement and the Tranche C Term Notes and the payment of the Tranche C Term Notes have been duly authorized by all necessary corporate action on the part of Company.

            C. No Conflict. The execution and delivery by Company of this Amendment and the Tranche C Term Notes and the performance by Company of the Amended Agreement and the Tranche C Term Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and disclosed in writing to Lenders.

            D. Governmental Consents. The execution and delivery by Company of this Amendment and the Tranche C Term Notes and the performance by Company of the Amended Agreement and the Tranche C Term Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body (other than filings or recordings required by the transactions contemplated hereunder).

            E. Binding Obligation. This Amendment, the Tranche C Term Notes and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

            F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 5.  ACKNOWLEDGEMENT AND CONSENT

            Company is a party to a Collateral Account Agreement and a certain Company Security Agreement, Company Pledge Agreement, Company Trademark Security Agreement and Mortgages pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to a Subsidiary Guaranty and certain Subsidiary Security Agreements, Subsidiary Pledge Agreements, Subsidiary Trademark Security Agreements and Mortgages pursuant to which such Subsidiary Guarantors have (i) guarantied the Obligations and (ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Subsidiary Guarantors under the Subsidiary Guaranty. Company and Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guaranty and all such Collateral Documents referred to above are collectively referred to herein as the "Credit Support Documents".

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company and the Subsidiary Guarantors now or hereafter existing under or in respect of the Amended Agreement. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement includes the obligations of Company under the Tranche C Term Notes.

            Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

            Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 6.  MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their respective counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

            F. Further Assurances. Company agrees that from time to time, at the expense of Company, Company will promptly execute and deliver any additional amendments and related documents that Agents may reasonably request, in order to effectuate this Amendment and the transactions contemplated hereunder.


                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              THE PANTRY, INC.

                              By:    /s/ W. T. Flyg
                                     ___________________________________
                              Title: Senior Vice President


                              LIL' CHAMP FOOD STORES, INC.,
                              as a Credit Support Party

                              By:    /s/ W. T. Flyg
                                     ___________________________________
                              Title: Executive Vice President


                              SANDHILLS, INC.,
                              as a Credit Support Party

                              By:    /s/ Joseph J. Duncan
                                     ___________________________________
                              Title: President


                              GLOBAL COMMUNICATIONS, INC.,
                              as a Credit Support Party

                              By:    /s/ W. T. Flyg
                                     ___________________________________
                              Title: Vice President


                              MILLER ENTERPRISES, INC.,
                              as a Credit Support Party

                              By:    /s/ W. T. Flyg
                                     ___________________________________
                              Title: Executive Vice President

                              AUCILLA PROPERTIES, INC.,
                              as a Credit Support Party

                              By:    /s/ W. T. Flyg
                                     ___________________________________
                              Title: Assistant Secretary


                              PENINSULAR PETROLEUM COMPANY,
                              as a Credit Support Party

                              By:    /s/ W. T. Flyg
                                     ___________________________________
                              Title: Assistant Secretary

LENDERS:

                              FIRST UNION NATIONAL BANK, individually and as Administrative Agent



                              By:    /s/ Mark B. Felker
                              Title: Sr. Vice President


                              CANADIAN IMPERIAL BANK OF COMMERCE, as Syndication Agent



                              By:    /s/ Katherine Bass
                              Title: Executive Director


                              CIBC INC., as a Lender



                              By:    /s/ Katherine Bass
                              Title: Executive Director


                              BANK OF AMERICA, N.A. (formerly NationsBank,
                              N.A.),
                              individually and as Documentation Agent



                              By:    /s/ David H. Strickert
                              Title: Principal


                              ROYAL BANK OF CANADA,
                              as a Lender



                              By:    /s/ John Crawford
                              Title: Lender

                              CREDIT LYONNAIS NEW YORK BRANCH,
                              as a Lender



                              By:    /s/ Attila Koc
                              Title: Senior Vice President

                              THE PROVIDENT BANK,
                              as a Lender



                              By:    /s/ Terrence E. O'Grady
                              Title: Vice President


                              UNION BANK OF CALIFORNIA, N.A.,
                              as a Lender



                              By:    /s/ J. William Bloore
                              Title: Vice President


                              WELLS FARGO BANK, N.A.,
                              as a Lender



                              By:    /s/ Dale E. Christiansen
                              Title: Vice President


                              COMPAGNIE FINANCIERE DE CIC ET
                              DE L' UNION EUROPEENNE, as a Lender



                              By:    /s/ Anthony Rock
                              Title: Vice President

                              By:    /s/ Sean Mounier
                              Title: First Vice President

                              DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN
                              BRANCHES, as a Lender



                              By:    ___________________________________
                              Title: ___________________________________

                              By:    ___________________________________
                              Title: ___________________________________

                              NORTH AMERICAN SENIOR FLOATING RATE FUND, as a Lender

                              By: CypressTree Investment Management Company, Inc., as Portfolio Manager



                              By:    /s/ Peter K. Merrill
                              Title: Managing Director


                              CYPRESSTREE INVESTMENT FUND, LLC,
                              as a Lender

                              By: CypressTree Investment Management Company, Inc., its Managing Member



                              By:    /s/ Peter K. Merrill
                              Title: Managing Director


                              CYPRESSTREE INSTITUTIONAL FUND, LLC, as a Lender

                              By: CypressTree Investment Management Company, Inc., its Managing Member



                              By:    /s/ Peter K. Merrill
                              Title: Managing Director

                              KZH CYPRESSTREE-1 LLC,
                              as a Lender



                              By:    /s/ James J. Fevola
                                     ___________________________________
                              Title: Authorized Agent


                              KZH CNC LLC, as a Lender



                              By:    /s/ James J. Fevola
                                     ___________________________________
                              Title: Authorized Agent


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC., as a Lender



                              By:    /s/ Paul Travers
                                     ___________________________________
                              Title: Authorized Signatory


                              MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender

                              By:  Merrill Lynch Asset Management, L.P.,
                                   as Investment Advisor



                              By:    /s/ Paul Travers
                                     ___________________________________
                              Title: Authorized Signatory


                              MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST, as a Lender



                              By:    /s/ Shiela Finnerty
                                     ___________________________________

                              Title: Senior Vice President

                              VAN KAMPEN SENIOR FLOATING RATE FUND, as a Lender



                              By:    /s/ Darvin D. Pierce
                                     ___________________________________
                              Title: Vice President

                              VAN KAMPEN PRIME RATE INCOME TRUST, as a Lender



                              By:    /s/ Darvin D. Pierce
                                     ___________________________________
                              Title: Vice President

                              INDOSUEZ CAPITAL FUNDING IIA, LIMITED, as a Lender

                              By:    Indosuez Capital, as Portfolio Advisor



                              By:    /s/ Melissa Marano
                                     ___________________________________
                              Title: Vice President


                              INDOSUEZ CAPITAL FUNDING III, LIMITED, as a Lender

                              By:    Indosuez Capital, as Portfolio Advisor



                              By:    /s/ Melissa Marano
                                     ___________________________________
                              Title: Vice President


                              INDOSUEZ CAPITAL FUNDING IV, L.P.,
                              as a Lender

                              By:    Indosuez Capital, as Portfolio Advisor



                              By:    /s/ Melissa Marano
                                     ___________________________________
                              Title: Vice President

                              ALLIANCE INVESTMENT OPPORTUNITIES FUND, L.L.C., as a Lender

                              By:    ALLIANCE INVESTMENT
                                     OPPORTUNITIES MANAGEMENT, L.L.C., as
                                     Managing Member

                              By:    ALLIANCE CAPITAL MANAGEMENT
                                     L.P., as Managing Member

                              By:    ALLIANCE CAPITAL MANAGEMENT
                                     CORPORATION, as General Partner



                              By:    /s/ L.I. Savitri Alex
                                     ___________________________________
                              Title: Vice President


                              OAK MOUNTAIN LIMITED,
                              as a Lender

                              By:    Alliance Capital Management L.P.,
                                     as Investment Manager

                              By: Alliance Capital Management Corporation, as General Partner



                              By:    /s/ L.I. Savitri Alex
                                     ___________________________________
                              Title: Vice President


                              ELC (CAYMAN) LTD.,
                              as a Lender



                              By:    /s/ Thomas M. Finke
                                     ___________________________________
                              Title: Managing Director

                              ATHENA CDO, LIMITED, as a Lender

                              By: Pacific Investment Management Company, as its investment advisor

                              By:    PIMCO Management Inc., a general partner



                              By:    ___________________________________
                              Title: ___________________________________


                              DELANO COMPANY, as a Lender

                              By: Pacific Investment Management Company, as its investment advisor

                              By:    PIMCO Management Inc., a general partner



                              By:    ___________________________________
                              Title: ___________________________________


                              CAPTIVA III FINANCE, LTD., as a Lender,
                              as advised by Pacific Investment Management
                              Company



                              By:    ___________________________________
                              Title: ___________________________________

                              STEIN ROE & FARNHAM INCORPORATED,
                              as Agent for KEYPORT LIFE INSURANCE COMPANY, as a Lender



                              By:    /s/ Brian W. Good
                                     ___________________________________
                              Title: Vice President and Portfolio Manager


                              STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as a Lender



                              By:    /s/ Brian W. Good
                                     ___________________________________
                              Title: Vice President


                              ML CBO IV (CAYMAN) LTD.,
                              as a Lender

                              By:    Highland Capital Management, L.P.,
                                     as Collateral Manager



                              By:    /s/ Todd Travers
                                     ___________________________________
                              Title: Senior Portfolio Manager

                              CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender



                              By:    /s/ Katherine Bass
                                     ___________________________________
                              Title: Executive Director

                              SRV HIGHLAND, INC., as a Lender



                              By:    /s/ Kelly C. Walker
                                     ___________________________________
                              Title: Vice President